UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission file no. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Lannett Company, Inc. (the “Company”) on August 27, 2019, on August 2, 2019, the Company entered into a Distribution and Supply Agreement (the “Distribution Agreement”) with Sinotherapeutics Inc. (Sinotherapeutics”), pursuant to which the Company will be the exclusive distributor of Posaconazole Delayed-Release Tablets 100mg (the “Product”), which is an AB-rated generic equivalent of Merck & Co., Inc.’s Noxafil® Delayed-Release Tablets, in the United States of America and its territories and possessions. On August 21, 2019, Sinotherapeutics received final approval from the U.S. Food and Drug Administration of its Abbreviated New Drug Application (“ANDA”) for the Product and as a result of Sinotherapeutics’ receiving approval of its ANDA application, the Company has commenced marketing the Product. A copy of the Distribution Agreement is filed as Exhibit 10.59 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Item 1.01	Entry into a Material Definitive Agreement

On June 5, 2020, the Company and Sinotherapeutics entered into Amendment No. 1 to the Distribution and Supply Agreement (the “Amendment”). Pursuant to the Amendment, among other things, the term of the Distribution Agreement was extended, and the price that Lannett will pay Sinotherapeutics for the Product, the portion of the net profits the Company receives from the sale of Products that is payable to Sinotherapeutics and the earn out payment payable by Lannett to Sinotherapeutics based on aggregate net profits of the Product have been revised, but not materially changed in the aggregate.

The Company expects to file the Amendment as an exhibit to its Annual Report on Form 10-K for the fiscal year ending June 30, 2020. The description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment when filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: June 10, 2020

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